                                                                     EXHIBIT 4.2


[BLUE BORDER DESIGN]


                             [FRONT OF CERTIFICATE]


    NUMBER                        [NFRONT LOGO]                         SHARES
NFNT                               NFRONT, INC.

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


COMMON STOCK                                                                                 SEE REVERSE FOR
NO PAR VALUE               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA            CERTAIN DEFINITIONS


                                                                                            CUSIP 65334N 10 9

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THIS CERTIFIES THAT                          [SPECIMEN]
                   -------------------------------------------------------------

IS THE OWNER OF
                ----------------------------------------------------------------
                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                           NFRONT, INC.
transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile signatures of its duly authorized officers.

Dated:

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

/s/ Jeffrey W. Hodges                       [NFRONT, INC.              /s/ Brady L. Rackley  III
------------------------------              CORPORATE SEAL             -------------------------------
Secretary                                   GEORGIA]                   Chief Executive Officer

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COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER
& TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY
  ---------------------------------
         AUTHORIZED SIGNATURE

                              [BACK OF CERTIFICATE]


                                  NFRONT, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

    TEN COM        -  as tenants in common                     UNIF GIFT MIN ACT -              Custodian
    TEN ENT        -  as tenants by the entireties                                      --------         ----------
    JT TEN         -  as joint tenants with the right                                   (Cust)             (Minor)
                      of survivorship and not as                                         under the Uniform Gifts to
                      tenants in common                                                  Minors Act
                                                                                                   ----------------
                                                                                                        (State)
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     Additional abbreviations may also be used though not in the above list.


For value received,                                                 hereby sell,
                   -------------------------------------------------
assign and transfer unto                   [please insert social security or
                        -------------------
                                           other identifying number of assignee]

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

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

Dated
     --------------------------                      --------------------------------------------------------------
                                            NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                     WHATEVER.



                             SIGNATURE(S) GUARANTEED:
                                                     -------------------------------------------------------------
                                                     THE  SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                     GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
                                                     LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                     APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                                     TO S.E.C. RULE 17Ad-15.




                  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
                  DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                  THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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